Exhibit 10.16

15 July, 2021

Rent deposit deed
relating to

Unit 1, Camwal Court, Chapel Street, St Philips Marsh, Bristol BS2 0UW

Anthony Nigel Sampson (1)

Vertical Aerospace Group Ltd (2) and

Imagination Industries Limited (3)

Womble Bond Dickinson (UK) LLP

Tel +44(0)345 415 0000

www.womblebonddickinson.com

DATE 15 July 2021

PARTIES

(1)	Anthony Nigel Sampson of ####### # ###### ##### ########### #### ###### #### ####### ### ### (Landlord).

(2)	Vertical Aerospace Group Ltd (Company No. 12590994 of 140-142 Kensington Church Street, London W8 4BN (Tenant).

(3)	Imagination Industries Limited (Company No. 06890468) of 140-142 Kensington Church Street, London W8 4BN (Guarantor).]

AGREED TERMS

1.       DEFINITIONS AND INTERPRETATION

1.1      The definitions and rules of interpretation in Clause 1 apply in this Deed:

Account	interest-bearing account opened in the name of the Landlord with the Bank.

Balance	balance from time to time standing to the credit of the Account.

Bank	Barclays Bank Plc or such other bank as the Landlord may from time to time direct.

Covenants	obligations and conditions in the Lease to be complied with by a tenant of the Lease, including the obligation to pay the rent.

Deposit	Eighty Seven Thousand Five Hundred Pounds (£87,500).

Event of Default	one or more of the following events:

(a)       the disclaimer of the Lease;

(b)       if the Tenant is a company, the Tenant is struck off the register of companies or otherwise ceases to exist;

(c)       the surrender of the lease in the event of administration of the Tenant; and

(d)       the forfeiture of the Lease.

Lease	lease of the Premises the same date as this Deed made between (1) Landlord and (2) Tenant and (3) Guarantor together with any documents varying or supplemental or ancillary to it.

Liabilities	payment of all sums, whether actual or contingent, required for one or more of the following:

(a)       to make good any loss or damage to the Landlord arising from any breach by the Tenant of the Covenants;

(b)       to make good any dilapidations to the Premises at the end of the term of the Lease;

(c)       to make good any loss or damage to the Landlord arising from any breach by the Tenant of the terms of this Deed;

(d)       to make good any loss or damage to the Landlord arising from an Event of Default, including any sums for which             the Landlord is entitled to prove in the winding up or bankruptcy of the Tenant whether or not following a             disclaimer of the Lease; and

(e)       to pay all legal and other costs, charges and expenses incurred by the Landlord in relation to paragraphs (a) to (d) of             this definition.

Minimum Balance	6 months’ rent (calculated by dividing the annual rent from time to time payable into 12 equal fractions and multiplying appropriately and including any prospective increase following a review of the annual rent (together with an amount equal to Value Added Tax to the extent due on the yearly rent ).

New Landlord	any person who is a successor in title to the Landlord’s interest in the Premises.

Premises	premises known as Unit 1 Camwal Court,Chapel Street, St Philips Marsh, Bristol, BS2 0UW described in more detail in the Lease.

Release Date	the date one month after the Tenant provides Satisfactory Accounts to the Landlord for each of the three immediately preceding accounting periods (none of which is to be a period of less than one year).

Repayment Date	The earlier of:

(a)       the date on which the Tenant assigns the Lease with the Landlord’s consent; or

(b)      the first date on which the following conditions are satisfied:

(i)        the Lease and any statutory continuation of it has come to an end, other than by an Event of Default; and

(ii)       the Landlord has been given vacant possession of the Premises; and

(c)       the Release Date.

Satisfactory Accounts	certified copies of audited accounts showing that the Tenant’s net profits after tax and ignoring profits arising from exceptional or extraordinary items are in excess of three times the yearly rent payable under the Lease at the date of receipt of those accounts(but if there is an outstanding rent review under the Lease which has not been agreed or determined when the Landlord receives the Satisfactory Accounts then the yearly rent will be calculated by reference to the reviewed rent and the Release Date will be postponed to the date one month after the rent review has been agreed or determined).

1.2	In this Deed unless the context otherwise requires:

1.2.1	reference to a Clause or Schedule are to a clause of, or schedule to this Deed, references to this Deed include its Schedule, and references in a Schedule to a paragraph are to a paragraph of that Schedule;

1.2.2	references to this Deed or any other document are to this Deed or that document as amended from time to time;

1.2.3	words denoting the singular include the plural and vice versa;

1.2.4	words denoting any gender include every gender;

1.2.5	reference to a "person" include any corporate or unincorporated body;

1.2.6	the table of contents and headings in this Deed do not affect its interpretation;

1.2.7	"writing" or "written" does not include e-mail or any other form of electronic communication, other than fax where explicitly stated;

1.2.8	the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

1.2.9	unless otherwise specified, a reference to a statutory provision is a reference to that provision as amended, consolidated, extended or re-enacted from time to time (whether before or after the date of this Lease) and to any subordinate legislation made under it;

1.2.10	any obligation on the Landlord or Tenant not to do or omit to do anything shall include an obligation not to permit or suffer that thing to be done or omitted to be done whether by any undertenant of that party or by any employee servant agent invitee or licensee of that party or its undertenant or otherwise;

1.2.11	where any obligation is undertaken by two or more persons they shall be jointly and severally liable in respect of that obligation;

1.3	The parties to this Deed do not intend that any of its terms will be enforceable by virtue of Contracts (Rights of Third Parties) Act 1999.

2.           DEPOSIT AND ACCOUNT

2.1	The Landlord acknowledges receipt of the Deposit from the Tenant and agrees to pay it into the Account.

2.2	Unless it has already done so, the Landlord shall open the Account as soon as reasonably practicable after the date of this Deed.

2.3	The Landlord may transfer the Balance into another Account at the Bank or at another bank for retention on the terms of this Deed and if the transfer is to another bank, the replacement bank will become “the Bank” for the purposes of this Deed.

2.4	The Landlord shall not close the Account before the Repayment Date unless another Account has been opened in accordance with Clause 2.3.

2.5	The Bank’s costs for opening and operating the Account are to be deducted from the Account and any balance of those costs is to be paid by the Tenant within ten working days of written demand.

3.           BALANCE

3.1	The Landlord acknowledges that:

3.1.1	the Balance is and remains beneficially the property of the Tenant subject to the terms of this Deed; and

3.1.2	it will not make any withdrawals from the Account except on the terms of this Deed.

3.2	The Tenant acknowledges that the Landlord is entitled to make withdrawals from the Account on the terms of this Deed and that any money withdrawn will become the Landlord’s property.

3.3	The Landlord may notify the Tenant in writing that the Balance is to be reduced by such sum as may be specified in the notice to settle any of the Liabilities. If the Tenant does not pay to the Landlord the sums specified in the notice within seven days after the date of the notice, the Landlord may withdraw those sums from the Account.

3.4	The Tenant shall pay the Landlord on demand such further sums as may be required to ensure that the Balance is at all times no less than the Minimum Balance.

3.5	The Landlord shall promptly pay any sums received from the Tenant under Clause 3.4 into the Account and they will form part of the Balance.

4.	REPAYMENT OF THE BALANCE

4.1	The Landlord shall pay the Tenant an amount equal to the Balance on the Repayment Date together with any interest due up to the Repayment Date but not paid under Clause 5.4 within 21 working days after the Repayment Date but after deducting:

4.1.1	any outstanding Liabilities at the Repayment Date; and

4.1.2	any outstanding costs of the Bank, including any costs payable on the closure of the Account.

4.2	If any Liabilities are due at the Repayment Date but are unquantified at this date:

4.2.1	the Landlord may deduct under Clause 4.1.1 an amount equal to the Landlord’s reasonable estimate of those Liabilities;

4.2.2	any sums so deducted will be held in the Account on the terms of this Deed until the relevant Liabilities have been quantified;

4.2.3	when the relevant Liabilities have been quantified, the Landlord is to deduct the amount of those Liabilities from the Account and will pay any credit balance on the Account to the Tenant within 21 working days of the Liabilities having been quantified; and

4.2.4	if the monies retained on the Account are insufficient to pay the relevant Liabilities, the Tenant is to pay the balance to the Landlord on demand.

4.3	The Landlord may close the Account following the repayment of the whole of the Balance.

5.	INTEREST

5.1	The interest accruing on the Deposit is to be left in the Account and is to form part of the Deposit subject to Clause 5.4.

5.2	The Tenant covenants that it will pay all tax due in respect of the Balance and shall discharge such tax liability out of its own funds.

5.3	The Landlord shall be entitled (but not obliged) to make withdrawals from the Account that represent any tax that may lawfully be due and to pay such sums to the appropriate tax authority.

5.4	The Landlord agrees that it will from time to time at the request of the Tenant (but not more frequently than once in every 12 months), unless the Tenant is in breach of any of its obligations under the Lease or under this Deed, withdraw from the Account and pay to the Tenant (net of any tax required to be deducted by the Landlord before the Landlord accounts to the Tenant) any interest which has accrued on the Deposit and which has not been appropriated by the Landlord.

6.	INDEMNITY

The Tenant will make good to the Landlord on demand and indemnify the Landlord against all losses damages costs expenses and claims arising from any breach of the terms of this Deed.

7.	CHARGE

7.1	The Tenant warrants to the Landlord that:

7.1.1	it has the necessary power and authority to enter into this Deed and will at all times have the necessary power and authority to comply with its obligations under this Deed;

7.1.2	no person having any charge or other form of security over the assets of the Tenant is required to consent to the Tenant entering into this Deed or has the benefit of any covenant preventing the Tenant entering into this Deed; and

7.1.3	the Deposit is and any further sums paid into the Account will be free from any charge, lien or incumbrance in favour of any third party, whether legal or equitable.

7.2	The Tenant with full title guarantee and as continuing security for the Liabilities charges the Balance by way of first fixed equitable charge to the Landlord as a continuing security for the payment and discharge of the Liabilities.

7.3	The Tenant is not to create any other legal or equitable charge (whether fixed or floating), lien or encumbrance over the Balance whether ranking in priority to, equal with or behind the security created by this Deed.

7.4	The Tenant is promptly and at its own cost to execute any document and take any action which the Landlord at any time reasonably requires in order to protect and preserve the security created by this Deed and for the priority of that security.

7.5	The Tenant by way of security irrevocably appoints the Landlord and the persons deriving title under it to be its attorney in its name and on its behalf and as its act and deed or otherwise to sign or otherwise execute all such deeds instruments and documents relating to the Account and the Balance and to do all such acts and things as may be required for the perfection and/or the full exercise of the rights or powers hereby conferred.

8.	NOVATION

8.1	At the Landlord’s request, the Tenant shall enter into a deed of covenant at its own cost with the Landlord and the New Landlord containing the following provisions:

8.1.1	a covenant by the New Landlord with the Tenant to comply with the Landlord’s obligations in this Deed;

8.1.2	a covenant by the Tenant with the New Landlord to comply with the Tenant’s obligations in this Deed; and

8.1.3	a release by the Tenant of the Landlord from its obligations in this Deed.

8.2	Subject to the completion of the deed of covenant in accordance with Clause 8.1:

8.2.1	the Landlord may give a mandate to the Bank authorising the Bank to accept the New Landlord as the signatory to the Account and the person entitled to operate the Account; or

8.2.2	the New Landlord may open a new Account and the Landlord may transfer the Balance to it to be held on the terms of this Deed.

9.	MISCELLANEOUS

9.1	The provisions of the Lease shall apply to all notices served pursuant to this Deed.

9.2	The right of re-entry in the Lease will be exercisable if any covenant or condition contained in this deed failing to be complied with by the Tenant is breached as well as if any of the events stated in the provision for re-entry in the Lease occur.

10.	GUARANTOR’S OBLIGATIONS

In the event of any breach of any covenant or condition failing to be complied with by the Tenant in this deed, the Guarantor will remedy any such breach and make good to the Landlord on demand and indemnify the Landlord against all losses, damages, costs, expenses and claims arising from any such breach.

11.	PROPER LAW

11.1	This Deed shall be governed by English law and the Landlord and the Tenant irrevocably submit to the exclusive jurisdiction of the English Courts.

12.	SEVERANCE

12.1	Any provision of this Deed rendered void by virtue of section 25 Landlord and Tenant (Covenants) Act 1995 is to be severed from all remaining provisions and the remaining provisions are to be preserved.

12.2	If any provision in this Deed extends beyond the limits permitted by section 25 Landlord and Tenant (Covenants) Act 1995 that provision is to be varied so as not to extend beyond those limits.

13.	EXECUTION

This Deed has been executed by the parties to it as a Deed and it is delivered on the date stated at the beginning of it.

Signed as a deed by Anthony Nigel Sampson in

the presence of:

Signature

Signature (Witness)

Print Name	Darren Ling

Address	#, ### ###,
#######,
##### #######, #######,

Occupation	Carpenter

Executed as a deed by Vertical Aerospace Group Ltd acting by , a director, in the presence of:
Director

Signature (Witness)

Print Name

Address

Occupation

Executed as a deed by Imagination Industries Limited acting by , a director, in the presence of:
Director

Signature (Witness)

Print Name

Address

Occupation